Registration No. 33-17604
                                                                   Rule 497(e)

                             THE TREASURER'S FUND

          19 Old Kings Highway South, Darien, Connecticut 06820-4526


                 Supplement to Prospectus Dated March 1, 1995

            Due to the high quality of the U.S. Treasury obligations contained in the portfolio of the U.S. Treasury Money Market Portfolio and the lack of shareholder interest in maintaining the rating, the Advisor has decided to withdraw the rating by Standard & Poor's Corporation of the shares of this Portfolio and eliminate this Fund expense.


                                                               October 6, 1995

C/M  10112.0000 306098.1